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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 30, 2005

     Structured Asset Mortgage Investments II Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120916 (Commission file number)	30-0183252 (I.R.S. employer identification no.)

383 Madison Avenue New York, New York (Address of principal executive offices)	10179 (ZIP Code)

Registrant's telephone number, including area code (212) 272-2000

          N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

          Structured Asset Mortgage Investments II Inc. (the “Registrant”), registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-120916) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant caused Structured Asset Mortgage Investments II Inc. Trust 2005-F1 to issue publicly its Mortgage Pass-Through Certificates, Series 2005-F1 (the “Certificates”), on August 30, 2005.

          The Certificates were issued pursuant to a pooling agreement, dated as of August 30, 2005, (the “Pooling Agreement”) between Structured Asset Mortgage Investments II Inc., as depositor, and U.S. Bank National Association, as trustee.

          Capitalized terms not defined herein have the meanings assigned in the Pooling Agreement attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

1.1	Terms Agreement

4.1	Pooling Agreement

99.1	Purchase Agreement

99.2	Interest Rate Cap Agreement (Class FA)

99.3	Interest Rate Cap Agreement (Class FB)

99.4	Interest Rate Cap Agreement (Class FC)

99.5	Interest Rate Cap Agreement (Class FD)

99.6	Novation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. By: /s/ Sara Bonesteel Name: Sara Bonesteel Title: Senior Managing Director

Dated:  September 13, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Terms Agreement, dated as of August 26, 2005, between the Registrant and Bear, Stearns & Co. Inc.

4.1	Pooling Agreement, dated as of August 30, 2005, between the Registrant and U.S. Bank National Association.

99.1	Purchase Agreement, dated August 26, 2005, between Bear, Stearns & Co. Inc. and the Registrant.

99.2	Interest Rate Cap Agreement, dated August 30, 2005, between Bear Stearns Financial Products Inc. and the Trustee. (Class FA)

99.3	Interest Rate Cap Agreement, dated August 30, 2005, between Bear Stearns Financial Products Inc. and the Trustee. (Class FB)

99.4	Interest Rate Cap Agreement, dated August 30, 2005, between Bear Stearns Financial Products Inc. and the Trustee. (Class FC)

99.5	Interest Rate Cap Agreement, dated August 30, 2005, between Bear Stearns Financial Products Inc. and the Trustee. (Class FD)

99.6	Novation Agreement, dated August 30, 2005, among the Registrant, Bear Stearns Capital markets Inc., Bear Stearns Financial Products Inc., and the Trustee.